SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 22, 1997
                        Commission File Number: 0-25386


                               FX ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0504461
      -----------------------------            ---------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



           3006 HIGHLAND DRIVE
                SUITE 206
           SALT LAKE CITY, UTAH                        84106
      -----------------------------             ---------------------
     (Address of Principal Executive                (Zip Code)
                Offices)


              Registrant's Telephone Number, including Area Code:
                               (801) 486-5555




                                    N/A
     (Former name, former address, and formal fiscal year, if changed since last report)








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                             ITEM 5.  OTHER EVENTS
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FX Energy, Inc. (the "Company") announced on July 22, 1997, that the Ministry of
Environmental Protection, Natural Resources and Forestry awarded the Company exclusive oil and gas exploration rights to 16 new concession blocks totaling approximately 3.5 million acres. The new acreage adjoins the eastern portion of the Company's existing 2 million acre concession in southeastern Poland near the city of Lublin as indicated on attached map.

In total, the Company now has an interest in 24 concession blocks that run contiguously from midway between Warsaw and Lublin in a southeasterly direction to the Polish border. This area of approximately 5.5 million acres covers most of the Polish portion of the Lublin Basin, a known oil and gas producing basin that is still largely under-explored.

The Polish Oil and Gas Company (POGC) has the option to join as a 1/3 working interest owner in the new acreage.

The new 3.5 million acre area carries a work commitment during The first three years of five wells and 1,150 km of seismic, along with fees and payments of approximately $500,000. This is in addition to the two wells and 500 km of seismic which Apache Corporation has agreed to fund in the existing 2 million acre concession area also near Lublin.

There is currently oil and gas production in the Lublin Basin from concession blocks held by POGC. Potential source rocks in the concession area include Ordovician, Silurian, Devonian, and Carboniferous; and potential reserve rocks include Cambrian, Devonian, and Carboniferous sandstones as well as Devonian carbonates.

The Company also operates and owns a 100% interest in the 2.4 million acre Baltic Concession in northern Poland where the Gladysze #1-A well is currently drilling.

FX Energy produces oil from fields in Montana and Nevada and explores for oil and gas in the western United States and Poland.



For a discussion of the contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1996 annual report on Form 10-KSB and other SEC reports.

[Attached map of Poland shows outline of the Company's concessions, exploration rights, and study areas together with the outline of oil and gas rights held by certain others.]

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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 1997                FX ENERGY, INC.


                                       By: /s/ Scott J. Duncan, Vice President


















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